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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)     September 29, 2000


                           The A Consulting Team, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          New York                   0-22945                    13-3169913
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(State or Other Jurisdiction     (Commission File              (IRS Employer
     of Incorporation)               Number)                 Identification No.)


                 200 Park Avenue South, New York, New York   10003
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code       (212) 979-1010


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated October 11, 2000 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.

Item 7.  Exhibits.

                    Exhibits                Description

                    99             Press Release Issued October 11, 2000





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     The A Consulting Team, Inc.
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                                                              Registrant

Date: October 11, 2000


                                                     By: /s/ Frank T. Thoelen
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                                                     Name:  Frank T. Thoelen
                                                     Title: Treasurer and Chief
                                                            Financial Officer


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                                  Exhibit Index


              Exhibit No.       Description
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                  99            Press release dated October 11, 2000